EXHIBIT 23.1


                      (ARTHUR ANDERSEN LLP LETTERHEAD)





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (Amendment No. 3 to File Nos. 33-61991 and 33-47172) of our report dated January 29, 1998 included in WPS Resources Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.




                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
July 22, 1998